UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2005 (June 15, 2005)

ADVOCAT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of	(Commission File	(Employer Identification
incorporation)	Number)	Number)

277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 771-7575
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On June 15, 2005 Advocat Inc. (the “Company”) entered into a Second Amendment to Consolidated Amended and Restated Master Lease to provide for the renovation of seven nursing home facilities that are currently leased pursuant to the Master Lease. The owner of the facilities will provide up to $5 million in capital over the next 18 months to fund the renovations. A press release announcing this amendment is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Press release dated June 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr
Chief Financial Officer

Date: June 15, 2005

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated June 15, 2005.